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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          DATE OF REPORT: MAY 22, 2002
                        (Date of earliest event reported)


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

 MICHIGAN                            0-23381                   38-3313951

(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)



                   260 EAST BROWN STREET, BIRMINGHAM, MI 48009
               (Address of principal executive offices) (zip code)

                                 (248) 644-8838
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

(a)

         On May 22, 2002, Bingham Financial Services Corporation issued a press release announcing that the Company's stock was delisted from the Nasdaq SmallCap Market, effective with the opening of business on May 22, 2002, and that the Company expects that its stock will now trade on the Over the Counter Bulletin Board under the symbol BFSC.OB. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                                Filed
Number             Description                                        Herewith
------             -----------                                        --------
99.1               Bingham Financial Services Corporation                 X
                   press release dated May 22, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BINGHAM FINANCIAL SERVICES CORPORATION

                                      /s/Ronald A. Klein
                                      -------------------------------
                                         Ronald A. Klein,
                                         President and Chief Executive Officer



Dated:  May 22, 2002



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                                  EXHIBIT INDEX


Exhibit                                                               Filed
Number             Description                                       Herewith
------             -----------                                       --------
99.1               Bingham Financial Services Corporation               X
                   press release dated May 22, 2002